Property and equipment (Details Narrative) - USD ($) $ in Thousands	3 Months Ended
	Mar. 31, 2026	Mar. 31, 2025	Dec. 31, 2025
Notes and other explanatory information [abstract]
Depreciated assets		$ 240
Right-of-use, net carrying amount of property and equipment	$ 1,767		$ 1,854
Impairment description	the value in use of the CGU tested for impairment was determined using a pre-tax discount rate of 11.4%, based on historical industry average weighted-average cost of capital, gross margin of 40% based on management’s estimated cost of sales, and a terminal value growth of 2%, based on management’s estimate of the long-term compound annual growth rate.